UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Chesapeake Lodging Trust (the “Trust”) held its 2015 Annual Meeting on May 20, 2015. The voting results on the proposals considered at the 2015 Annual Meeting are provided below.

Proposal 1

The voting results on the proposal to re-elect seven nominees to the Board of Trustees were as follows:

				Broker
	For	Against	Abstain	Non-Vote
James L. Francis	51,872,514	143,186	223,020	882,159
Douglas W. Vicari	48,063,480	3,952,220	223,020	882,159
Thomas A. Natelli	51,871,754	143,946	223,020	882,159
Thomas D. Eckert	51,870,301	145,599	222,820	882,159
John W. Hill	51,869,994	144,256	224,470	882,159
George F. McKenzie	51,831,586	184,314	222,820	882,159
Jeffrey D. Nuechterlein	51,865,489	149,011	224,220	882,159

Proposal 2

The voting results on the proposal to ratify the appointment of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2015 were as follows:

For	Against	Abstain	Broker Non-Vote
52,730,036	156,593	234,250	- 0 -

Proposal 3

The voting results on the non-binding advisory resolution to approve the Trust’s executive compensation programs as reported in the Trust’s 2015 proxy statement were as follows:

For	Against	Abstain	Broker Non-Vote
51,447,121	508,212	283,387	882,159

Proposal 4

The voting results on the shareholder proposal relating to amending our governing documents to provide shareholders the right to amend our bylaws by a vote of the majority of our outstanding common shares were as follows:

For	Against	Abstain	Broker Non-Vote
25,639,566	26,384,826	257,328	839,159

Proposal 5

The voting results on the shareholder proposal relating to permitting shareholders the right to vote on the adoption of a “poison pill” were as follows:

For	Against	Abstain	Broker Non-Vote
34,988,359	17,035,383	257,978	839,159

Proposal 6

The voting results on the shareholder proposal relating to amending our bylaws to lower the voting standard to remove trustees for “cause” as that definition is proposed to be modified in the proposal were as follows:

For	Against	Abstain	Broker Non-Vote
12,226,946	39,794,927	260,022	838,984

Proposal 7

The voting results on the shareholder proposal relating to requiring ratification by a majority of the common shares voted of any new, renewed, extended or modified employment agreements providing for “golden parachutes” were as follows:

For	Against	Abstain	Broker Non-Vote
2,134,961	49,842,883	304,051	838,984

Proposal 8

The voting results on the shareholder proposal relating to severance payments in connection with termination following a change of control not exceeding severance payments for involuntary termination without cause were as follows:

For	Against	Abstain	Broker Non-Vote
1,754,766	50,254,640	272,489	838,984

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2015	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer